UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 27, 2010

BLOUNT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11549	63 0780521
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

4909 SE International Way, Portland, Oregon	97222-4679
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (503) 653-8881

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Corporate Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 27, 2010, Blount International, Inc. (the “Corporation” or “Blount”) held its Annual Meeting of Stockholders at the Corporation’s offices in Portland, Oregon.  At that meeting, the slate of Director Nominees proposed in the Corporation’s 2010 Proxy Statement was elected as set forth in Item 5.07 below.  This included the election of new Director Andrew C. Clarke.

Following the meeting, James S. Osterman, who had acted as Chairman for the meeting and had served as Chairman of the Board since 2005, left office. Mr. Osterman did not run for reelection as a Director.

With Mr. Osterman’s retirement, the Board elected Joshua L. Collins as Chairman of the Board.  Mr. Collins also serves as Chief Executive Officer for the Corporation.  Pursuant to the Corporation’s governance guidelines, the Board then elected R. Eugene Cartledge as Lead Director. The guidelines require that an independent, outside Director be elected to serve as Lead Director whenever the Chairman position and Chief Executive Officer position are held by one individual.

As Lead Director, Mr. Cartledge has the following powers and responsibilities:

“Lead Director

The Lead Director is elected by the Board.  The Lead Director shall be an “independent Director,” as that term is used in applicable NYSE and SEC rules or regulations.  The Lead Director shall act as a liaison between the Chairman and the non-employee Directors, and shall preside at all meetings at which the Chairman is not present.  The Lead Director has the authority to convene and chair meetings of the non-employee Directors without management’s participation and to raise matters with management or individual senior officers on behalf of the Board, as he or she deems appropriate.  In addition, the Lead Director, on behalf of the non-employee Directors, shall have the power and authority to engage the services of special counsel or other experts as he or she determines appropriate.”

The governance guidelines also state that the Lead Director should, whenever possible, hold an Executive Session of the Board with all of the non-employee Directors at the completion of each regularly-scheduled meeting of the Board of Directors.

ITEM 5.07 Submission of Matters to a Vote of the Security Holders

At the Corporation’s Annual Meeting of Stockholders on May 27, 2010, the final voting results for each of the proposals submitted to a vote of the stockholders are set forth below.*

Proposal 1. The election of eight members to the Board of Directors, each to serve until the 2011 Annual Meeting of Stockholders of the Corporation or until his successor is elected and qualified or until his earlier resignation or removal.

	For	Withheld	Non-Votes
Robert E. Beasley, Jr.	37,774,573	522,445	8,191,342
R. Eugene Cartledge	37,345,916	951,102	8,191,342
Andrew C. Clarke	37,778,804	518,214	8,191,342
Joshua L. Collins	37,766,421	530,597	8,191,342
Thomas J. Fruechtel	37,762,649	534,369	8,191,342
E. Daniel James	37,315,515	981,503	8,191,342
Robert D. Kennedy	37,342,227	954,791	8,191,342
Harold E. Layman	27,870,401	10,426,617	8,191,342

Proposal 2. The ratification of the appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm for the Corporation for the Calendar Year ending December 31, 2010.

For	Against	Abstain
46,105,298	347,315	35,747

*Fractions of shares have been rounded to the nearest whole share.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BLOUNT INTERNATIONAL, INC.
Registrant

/s/ Richard H. Irving, III
Richard H. Irving, III
Senior Vice President.
General Counsel & Secretary

Dated: June 3, 2010